Exhibit 10.2


                                 FIRST AMENDMENT


         THIS FIRST AMENDMENT, dated as of July 31, 1998 (this 'Amendment'), is among HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership ('HVA'), TELESAT ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership ('TALP'), GLOBAL ACQUISITION PARTNERS, L.P., a Delaware limited partnership ('Global'; Global, HVA and TALP are collectively referred to as the 'Borrowers') and the Lenders (as defined below) signatories hereto.


                              W I T N E S S E T H:

         WHEREAS, the Borrowers, certain financial institutions from time to time parties thereto (collectively, the 'Lenders'), The Bank of Nova Scotia, as Administrative Agent, Bank of Montreal, as the Syndication Agent and The Chase Manhattan Bank (successor by merger to Chemical Bank), as the Documentation Agent, are parties to the Amended and Restated Credit Agreement, dated as of March 29, 1996 (as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the 'Existing Credit Agreement');

         WHEREAS, the Borrowers have requested that the Lenders amend the Existing Credit Agreement in certain respects in connection with the Global Transaction, as defined below; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, being referred to as the 'Credit Agreement');

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.


                                     PART I
                                   DEFINITIONS

         SUBPART I.1. Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                     PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part.

         SUBPART II.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.1.1 and 2.1.2.

         SUBPART II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                  'Asset Swap' means the disposition of the Global Assets in exchange for 100% of the issued and outstanding shares of Central Virginia and a minimum of 40,000 subscribers of Central Virginia, the distribution of the Global Assets and 99% general partnership interest in GCI to Adelphia, and the contemporaneous transfer of the 99% general partnership interest in GCI from Adelphia to GCI II, in each case in accordance with the terms of the Global Documents.

                  'Assignment Agreement' dated as of July 31, 1998, between Adelphia and GCI II.

                  'Central Virginia' means Central Virginia Cable, Inc., a Delaware corporation.

                  'Central Virginia Management Agreement' means the agreement, dated January 1, 1995 between ACI and Central Virginia.

                  'Contribution Agreement' means the Contribution and Assignment and Distribution Agreement, dated as of July 31, 1998, between Global and Adelphia.

                  'First Amendment' means the First Amendment, dated as of July 31, 1998, among the Borrowers and the Lenders party thereto.

                  'First Amendment Effective Date' is defined in Subpart 3.1 of the First Amendment.

                  'GCI II' means Global Cablevision II, Inc., a Delaware corporation.

                  'Global Assets' means all or substantially all of the assets and subscribers of Global, as further described in the Contribution Agreement.

                  'Global Documents' means, collectively, the Merger Agreement, the Contribution Agreement, the Subscription Agreement, the Assignment Agreement and the agreements and instruments delivered in connection therewith, in each case as in effect on the First Amendment Effective Date and thereafter as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.9.

                  'Global Transaction' means the (a) Asset Swap and (b) merger of GCI into Adelphia, with Adelphia as the surviving corporation in accordance with the terms of the Merger Agreement.

                  'Merger Agreement' means the Certificate of Ownership and Merger of Global Cablevision, Inc. into Adelphia Communications Corporation.

                  'Subscription Agreement' means the Subscription Agreement, dated as of July 31, 1998, made by ACC to GCI II.

         SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

                  (i) clause (e)(i) of the definition of 'Change in Control' is amended in its entirety to read as follows:

                           '(i) the failure of Adelphia and/or its wholly-owned
                  Subsidiaries to own, directly free and clear of all Liens or other encumbrances (other than in favor of the Administrative Agent under a Loan Document), 100% of the outstanding general and limited partnership interests in Global (which, on the First Amendment Effective Date, shall be GCI II as the sole general partner of Global and OPC as the sole limited partner of Global)'

                  (ii) the definition of 'Management Agreements' is amended by inserting the words 'the Central Virginia Management Agreement' immediately before the words 'the Borrower Management Agreements';

                  (iii) clause (b)(ii) of the definition of 'Restricted Subsidiary' is amended in its entirety to read as follows:

                  '(ii) Central Virginia (and each of its Subsidiaries) and each other Subsidiary of TALP or Global formed or acquired after the Amendment Effective Date that is not an Unrestricted Subsidiary.'

         SUBPART II.2. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended as set forth in Subparts 2.2.1 through 2.2.3.

         SUBPART II.2.1. Section 7.2.5 of the Existing Credit Agreement is hereby amended by (i) relettering clauses (g) and (h) as clauses (h) and (i) respectively; (ii) deleting the word 'and' at the end of clause (e), and inserting the word 'and' at the end of clause (f); and (iii) adding a new clause
(g), to read in its entirety as follows:

                  '(g) as of the First Amendment Effective Date, Investments made by Global with respect to the acquisition of 100% of the Capital Security of Central Virginia;'

         SUBPART II.2.2. Sections 7.2.6 and 7.2.8 of the Existing Credit Agreement are each hereby amended by adding a sentence at the end, to read in its entirety as follows:

                  'Notwithstanding the foregoing, the distribution of the Global Assets pursuant to the Global Documents shall be permitted hereunder.'

         SUBPART II.2.3. Section 7.2.9 of the Existing Credit Agreement is hereby amended by (i) deleting the word 'or' at the end of clause (a); (ii) deleting the period at the end of clause (b) and inserting '; or' in its place; and (iii) adding a new clause (c), to read in its entirety as follows:

                  '(c) the Global Documents unless consented to by the Administrative Agent.'

         SUBPART II.2.4. Disclosure Schedule. The Disclosure Schedule is hereby amended in its entirety to read as set forth in attached Schedule I.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART III.1. Effective Date and Conditions. This Amendment shall become effective on the date (the 'First Amendment Effective Date') when each of the conditions set forth in this Part have been satisfied.

         SUBPART III.1.1. Organic Documents, etc. The Administrative Agent shall have received, with counterparts for each Lender, certificates, dated the date of the First Amendment Effective Date, executed and delivered by an Authorized Officer of Central Virginia and of Global, as applicable, certifying, among other things,

                  (a) that attached thereto is a true and complete copy of Central Virginia=s Organic Documents and all amendments thereto, certified by the Secretary of State of the State of Delaware and dated a date reasonably near the First Amendment Effective Date;

                  (b) that attached thereto are true and complete copies of all partnership and corporate action taken by or on behalf of Global and Central Virginia, as the case may be, authorizing the execution, delivery and performance of this Amendment, each other Loan Document to which Global or Central Virginia is a party and all other aspects of the Global Transaction, and that such authorization has not been modified, rescinded or amended and is in full force and effect;

                  (c) that attached thereto is a true and complete copy of Central Virginia=s (A) Management Agreement and (B) Franchise Agreements, in each case as in effect on the First Amendment Effective Date, together with all amendments, waivers and other modifications made thereto and a part thereof and that each such Management Agreement and Franchise Agreement is in full force and effect; and

                  (d) as to the name, incumbency and specimen signature of each Authorized Officer of Central Virginia authorized to execute this Amendment and each other Loan Document to be executed by it (and the Administrative Agent and each Lender may conclusively rely on such certificate until it shall have received a further certificate canceling or amending such prior certificate).

         SUBPART III.1.2. Certificate Regarding Global Transaction. The Administrative Agent shall have received, with counterparts for each Lender, a certificate in form and substance satisfactory to the Administrative Agent with respect to the Global Transaction, dated the First Amendment Effective Date and duly executed and delivered by an Authorized Officer of Global, and all documents and agreements required to be appended to such certificate shall be in form and substance satisfactory to the Administrative Agent, including the following:

                  (a) a true and complete copy of the Merger Agreement, the Contribution Agreement and all other documents and instruments delivered in connection with the consummation of the Global Transaction;

                  (b) evidence satisfactory to the Administrative Agent that Global and Central Virginia possess all governmental and third party approvals and consents necessary in connection with the Global Transaction, the execution, delivery and performance of this Amendment and each other Loan Document executed in connection herewith, and for the continued operation of their respective businesses, and that such approvals and consents are in full force and effect (and, to the extent requested by the Administrative Agent, the Administrative Agent shall have received true and correct copies of such approvals and consents), and that all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Global Transaction;

                  (c) copies of the Management Agreement to which Central Virginia is a party, as in effect on the First Amendment Effective Date, together with all amendments, waivers and other modifications made thereto and a part thereof, and such Management Agreement shall be in form and substance (including terms regarding the subordination to the Obligations of all Management Fees payable thereunder) satisfactory to the Administrative Agent; and

                  (d) copies of all FCC Licenses, material permits and other rights, including, without limitation, all Franchises, owned, possessed or used by Central Virginia which are necessary to own and operate its properties and Cable Systems and to carry on its businesses as conducted on the First Amendment Effective Date, and the Administrative Agent shall be satisfied that all such instruments are in the name of Central Virginia.

         SUBPART III.1.3. Pro Forma Financials. The Administrative Agent shall have received, with counterparts for each Lender, a certificate in form and substance satisfactory to the Administrative Agent from an Authorized Officer of Global demonstrating compliance with all financial covenants set forth in
Section 7.2.4 of the Existing Credit Agreement, on a pro forma basis (as of June 30, 1998 and after giving effect to the Global Transaction).

         SUBPART III.1.4. Subscribers and 'Homes Passed'. The Administrative Agent shall have received a subscriber's report with respect to Central Virginia setting forth (i) the number of Basic Subscribers of Central Virginia, (ii) the number of Premium Subscriptions of Central Virginia, and (iii) the number of 'homes passed'.

         SUBPART III.1.5. Supplemental to the Global Partners Security Agreement. The Administrative Agent shall have received, with counterparts for each Lender, supplement to the Global Partners Security Agreement, in form and substance satisfactory to the Administrative Agent, dated as of the First Amendment Effective Date, duly executed and delivered by an Authorized officer of GCI II together with:

                  (a) copies of Uniform Commercial Code financing statements (Form UCC-1), naming GCI II as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent against GCI II pursuant to the Global Partners Security Agreement, duly executed and delivered by an Authorized Officer of GCI II; and

                  (b) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, listing all effective financing statements naming GCI II, as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which shall cover any collateral described in the Global Partners Security Agreement).

         SUBPART III.1.6. Counterpart of the Subsidiary Guaranty. The Administrative Agent shall have received, with counterparts for each Lender, a signed counterpart of the Subsidiary Guaranty in form and substance satisfactory to the Administrative Agent, dated as of the First Amendment Effective Date, duly executed and delivered by an Authorized Officer of Central Virginia.

         SUBPART III.1.7. Supplement to Global Pledge Agreement. The Administrative Agent shall have received, with counterparts for each Lender, a supplement to the Global Pledge Agreement dated the First Amendment Effective Date and in form and substance satisfactory to the Administrative Agent executed and delivered by an Authorized Officer of Global, together with certificates evidencing 100% of the issued and outstanding shares of Capital Securities of Central Virginia, which certificates shall be accompanied by undated stock powers duly executed in blank, or if such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the evidence of the security interest has been registered with the issuer of such uncertificated security.

         SUBPART III.1.8. Supplement to Manager Subordination Agreement. The Administrative Agent shall have received, with counterparts for each Lender, a supplement to the Manager Subordination Agreement, in form and substance satisfactory to the Administrative Agent, dated as of the First Amendment Effective Date, duly executed and delivered by an Authorized Officer of Central Virginia.

         SUBPART III.1.9. Material Adverse Change. Since December 31, 1997, there shall not have occurred a material adverse change with respect to the cable television systems of Central Virginia or their financial condition or operations, taken as of whole.

         SUBPART III.1.10. Global Documents. The Global Transaction shall have been consummated on the terms set forth in the Global Documents (with such changes thereto as the Administrative Agent may agree to).

         SUBPART III.1.11. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the First
Amendment Effective Date and addressed to the Administrative Agent and all Lenders, from

                  (a) Colin Higgin, Deputy General Counsel to the Borrowers and each other Obligor, in form and substance satisfactory to the Administrative Agent; and

                  (b) Buchanan Ingersoll, a Professional Corporation, special New York counsel to the Borrowers and each other Obligor, in form and substance satisfactory to the Administrative Agent.

         SUBPART III.1.12. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrowers and the Required Lenders.

         SUBPART III.1.13. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Obligor.

         SUBPART III.1.14. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request. All legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                     PART IV
                            MISCELLANEOUS PROVISIONS

         SUBPART IV.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART IV.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

         SUBPART IV.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART IV.4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrowers or any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

         SUBPART IV.5. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR MORTGAGE HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SUBPART IV.6. Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.

         SUBPART IV.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment the Borrowers hereby represent and warrant to the Lenders that

                  (a) the execution, delivery and performance by them of this Amendment are within their partnership powers, have been duly authorized by all necessary partnership action, and do not contravene
         (i) their Organic Documents or (ii) any law or contractual restriction binding on them;

                  (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by them of this Amendment;

                  (c) this Amendment constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, subject, as to enforceability, to the effect of (i) any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors= rights generally, and (ii) the effect of general principles of equity; and

                  (d) immediately before and after giving effect to this Amendment, all of the statements set forth in Section 5.4.1 of the Existing Credit Agreement are true and correct.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

HIGHLAND VIDEO ASSOCIATES, L.P.,

By: Highland Holdings, its General Partner


By: /s/ James P Rigas
Title:


TELESAT ACQUISITION LIMITED PARTNERSHIP

By: Olympus Communications, L.P., its General Partner

By: ACP Holdings, Inc., its Managing General Partner


By:/s/ Randall d Fisher
Title: Vice President



GLOBAL ACQUISITION PARTNERS, L.P.

By: Global Cablevision, Inc., its General Partner


By:/s/  Randall D Fisher
Title: Vice President

LENDERS

THE BANK OF NOVA SCOTIA


By:/s/  Terry K Fryett
Title: Authorized Signatory

BANK OF MONTREAL, CHICAGO BRANCH


By:/s/  Karen Klapper
Title: Director



FIRST UNION NATIONAL BANK,
as successor by merger to Corestates Bank, N.A.


By:/s/   MKM
Title: Vice President



THE CHASE MANHATTAN BANK, as successor by merger to Chemical Bank


By:/s/  John Huber
Title: Managing Director



CIBC INC.


By:/s/  Michelle Roller
Title: Executive Director

THE SUMITOMO BANK, LIMITED


By:/s/
Title:


By:
Title:


NATIONSBANK N.A. as successor by merger to NATIONSBANK OF TEXAS, N.A.


By:/s/  Pamela Kurtzman
Title: Vice President



TORONTO DOMINION (TEXAS), INC.


By:/s/ Neva Nessitt
Title: Vice President



FLEET NATIONAL BANK


By:/s/  Russ Lyrent
Title: Vice President